UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 19, 2005

                        BANCORP INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                      000-25261                 88-0339817
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

                               2800 Oklahoma Tower
                                 210 Park Avenue
                          Oklahoma City, Oklahoma 73102
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's telephone number, including area code: (405) 235-8318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

     On August 21, 2005, Bancorp International Group, Inc. (the "Company") filed a Certificate of Amendment with the Secretary of State of the State of Nevada that increased the number of authorized shares of common stock, par value of $0.0001, from 25,000,000 to 500,000,000 and authorized 15,000,000 shares of preferred stock, par value of $0.0001 (the "Amendment"). The Amendment was approved by the holders of 90.8% the outstanding common stock of the Company at the shareholders meeting held on August 19, 2005.

     On August 19, 2005, the Company's Board of Directors approved and adopted Certificate of Designation Preferences and Right of Preferred Stock (the "Certificate of Designation"). The Certificate of Designation sets forth the preferences and rights of the Company's 15,000,000 authorized shares of preferred stock, $.0001 par value, to designated as the Series A Convertible Preferred Stock (the "Series A Preferred Stock").

     The Series A Preferred Stock possess all such rights and privileges that are afforded to preferred stock by the Nevada General Corporation Law in the absence of any express grant or limitation of rights or privileges provided in the Certificate of Designation. The designations and the preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of the shares of the Series A Preferred Stock are summarized below.

     Dividends. Dividends may be declared and paid or set apart for payment upon the series A preferred stock out of our assets or funds legally available for the payment of dividends. Holders of the outstanding Series A Preferred Stock, as a class, will be entitled to receive, when and as declared by our Board of Directors, out of any funds legally available therefor, at a rate per share equal to the Set Conversion Rate as defined below. Dividends may not be declared and paid or set apart for payment upon the Company's common stock unless all dividends then payable on the Series A Preferred Stock shall have been paid.

     Conversion Rights. The holders of shares of the outstanding Series A Preferred Stock have the right, at their option, to convert the Series A
Preferred Stock into shares of the Company's common stock, subject to the following terms and conditions:

     o The shares of outstanding Series A Preferred Stock, at the option of the holders, may be converted into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of common stock.

     o The outstanding Series A Preferred Stock is convertible at the office of the transfer agent for the Preferred Stock (the "Transfer Agent"), and at such other place or places, if any, as the Company's Board of Directors may designate, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of common stock.

     o The number of shares of common stock issuable upon conversion of each share of the outstanding Series A Preferred Stock is 100 shares of common stock (the "Set Conversion Rate"), subject to adjustment from time to time in certain instances as summarized below.

     o No fractional shares of common stock will be issued, rather, one fractional share per holder will be rounded up to a whole share.

     o Before any holder of shares of the Series A Preferred Stock may be converted into Common Stock, the holder must deliver the certificate or certificates evidencing the Series A Preferred Stock, duly endorsed and dated with a medallion signature guarantee, to the office of the Transfer Agent or at such other place or places, if any, as the Board of Directors of the Company designates and provided written notice to the Company that the holder elects to exercise the conversion rights.

     o The Company will, as soon as practicable after receipt of notice of exercise of the conversion rights, issue and deliver at office of the Transfer Agent to the holder of shares of the Series A Preferred Stock certificates for the number of full shares of common stock to which the holder is entitled to receive.

     o Shares of the Series A Preferred Stock will be deemed converted into common stock at the close of business on the date of the medallion signature guarantee on the certificate surrendered for conversion provided the certificate is received by the Transfer Agent within 10 business days following the date, and the person or persons entitled to receive the common stock issuable upon conversion will be treated for all purposes as the record holder or holders of the common stock as of the close of business on that date.

     Adjustments of the Set Conversion Rate. The Set Conversion Rate in effect at any time is subject to adjustment summarized below.

     The Set Conversion Rate in effect at the time of the record or effective date for the following events will be proportionately adjusted so that the holder of any share of the outstanding Series A Preferred Stock surrendered for conversion after that time will be entitled to receive the kind and amount of shares that the holder would have owned or would have been entitled to receive had the Series A Preferred Stock been converted immediately prior to that time in the event the Company:

     o declares a dividend on common stock in shares of the Company's capital stock;

     o    subdivides its outstanding shares of common stock;

     o combines its outstanding shares of common stock into a smaller number of shares; or

     o issues by reclassification of its common stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares of its capital stock.

The adjustment will be made successively whenever any event listed above occurs. In the event the Company distributes to all holders of its common stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (excluding dividends or other distributions paid out of earned surplus) or subscription rights or warrants, the Set Conversion Rate will be adjusted so that the Set Conversion Rate will equal the price determined by multiplying the Set Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Company's Board of Directors, whose determination shall be conclusive and described in a Board Resolution of the Company filed with the Transfer Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of common stock and the denominator shall be the Current Market Price per share of the common stock, the adjustment will become effective immediately prior to
the  opening  of  business  of  the  day   following  the  date  fixed  for  the
determination of stockholders entitled to receive the distribution. All calculations related to adjustment of the Set Conversion Rate will be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

     In case of any consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Company, the holder of each share of the outstanding Series A Preferred Stock will after the consolidation, merger, sale or transfer have the right to convert the share of the Series A Preferred Stock into the kind and amount of shares of stock and other securities and property that the holder would have been entitled to receive upon the consolidation, merger, sale or transfer if the holder had held the common stock issuable upon the conversion of the share of the Series A Preferred Stock immediately prior to the consolidation, merger, sale or transfer.

     In the event of an adjustment to the Set Conversion Rate, the holder of the Series A Preferred Stock surrendered for conversion will become entitled to receive any securities other than shares of common stock, thereafter the amount of the other securities receivable upon conversion of any share of the Series A Preferred Stock will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the common stock on like terms to the other securities.

     No adjustment in the Set Conversion Rate will be required unless the adjustment would require a change of at least 1%; provided, however, that any adjustments that are not required to be made will be carried forward and taken into account in any subsequent adjustment.

     In the event of an adjustment of the Set Conversion Rate the Company will promptly file with the Transfer Agent a certificate of the treasurer of the Company setting forth the adjusted Set Conversion Rate and showing in reasonably detail the facts upon which the adjustment is based, including a statement of the consideration received or to be received by the Company for any shares of common stock issued or deemed to have been issued. The Company will provide a notice to the holders of the outstanding Series A Preferred Stock stating that the Set Conversion Rate has been adjusted and setting forth the adjusted Set Conversion Rate. The notice is required as of the opening of business on the 10th day after mailing and no further notice will be required.

     In each of the following instances the Company will file with the Transfer Agent and will mail, first class postage prepaid, to the holders of the outstanding Series A Preferred Stock, at least 10 days prior to the applicable record date, a notice stating the date on which a record is to be taken for the purpose of any distribution or rights, or, if a record is not to be taken, the date on which the holders of common stock entitled to such distribution or rights are to be determined, or the date on which the reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date on which it is expected that holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up:

     o If the Company is to authorize the distribution to all holders of its common stock of evidences of its indebtedness or assets (other than dividends or other distributions paid out of earned surplus); or

     o If the Company is to authorize the granting to the holders of its common stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

     o In the event of any reclassification of the common stock (other than a subdivision or combination of its outstanding shares of common stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

     o In the event of any reclassification of the voluntary or involuntary dissolution, liquidation or winding up of the Company.

     Except as described, the holders of the Series A Preferred Stock are neither greater than nor less than, but entirely consistent with, the rights of the holders of common stock.

     Required Corporate Actions. The Company will at all times reserve, keep available and be prepared to issue, free from any preemptive rights, out of its authorized but unissued common stock, solely for the purpose of effecting conversion of the Series A Preferred Stock, the full number of shares of common stock issuable upon the conversion of all outstanding Series A Preferred Stock. The Company agreed to take all necessary actions amend its Certificate of Incorporation to increase the authorized amount of its common stock if at any time the authorized amount of its common stock remaining unissued shall be not sufficient to permit the conversion of all Series A Preferred Stock. Furthermore, the Company will, if any shares of common stock required to be reserved for issuance upon conversion of the Series A Preferred Stock, require registration with or approval of any governmental authority under any federal or state law before the Series A Preferred Stock shares may be issued upon conversion, endeavor to cause those shares to be registered or approved as expeditiously as possible.

     The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of common stock on conversion of shares of the Series A Preferred Stock. The Company is not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of common stock in a name other than the name in which the converted shares of the Series A Preferred Stock were registered, and no issue or delivery will be made unless and until the person requesting the issue has paid to the Company the amount of any that tax or has established to the satisfaction of the Company that the tax has been paid.

     Whenever reference is made to the issuance or sale of shares of common stock, the term "common stock" includes any stock of any class of the Company other than preferred stock of any class with a fixed (absolutely or by reference to an adjustment formula) limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

     Voting Rights. The Series A Preferred Stock has voting rights equal to the number of shares of common stock that each outstanding Series A Preferred Stock is convertible into whether or not converted.

     Liquidation Rights. In the event of any liquidation or dissolution or winding up of the Company, voluntary or involuntary, the holders of the outstanding Series A Preferred Stock will be entitled to receive liquidation benefits identical to those received by holders of any class of the Company's common stock, provided that each share of the Series A Preferred Stock shall be treated as if equal to the number of shares of common stock that the outstanding shares of Series A Preferred Stock are convertible into whether or not converted.

Item 9.01  Financial Statements and Exhibits.

      (a)  Financial statements of business acquired.  Not applicable.

      (b)  Pro forma financial information.  Not applicable.

      (c)  Exhibits.

               3.1 Certificate of Amendment filed with the Secretary of State of the State of Nevada on August 21, 2005.

               4.1  Certificate  of  Designation   Preferences   and  Rights  of
                    Preferred Stock adopted by the Board of Directors of Registrant on August 19, 2005.


SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE:  February 28, 2006                       BANCORP INTERNATIONAL GROUP, INC.
                                               By:  /S/ THOMAS MEGAS
                                                        Chief Executive Officer